UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 21, 2020

NORTHERN TRUST CORPORATION

(Exact name of registrant as specified in its charter)

Delaware		001-36609	36-2723087
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification No.)

50 South LaSalle Street			60603
Chicago,	Illinois		(Zip Code)
(Address of principal executive offices)
Registrant’s telephone number, including area code (312) 630-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1.66 2/3 Par Value	NTRS	The NASDAQ Stock Market LLC
Depositary Shares, each representing 1/1,000th interest in a share of Series E Non-Cumulative Perpetual Preferred Stock	NTRSO	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.

The 2020 annual meeting of stockholders (the “2020 Annual Meeting”) of Northern Trust Corporation (the “Corporation”) was held on April 21, 2020, in Chicago, Illinois for the purposes of: (i) electing 13 directors to serve on the Board of Directors until the 2021 annual meeting or their successors are elected and qualified; (ii) approving, by an advisory vote, 2019 named executive officer compensation; and (iii) ratifying the appointment of KPMG LLP as the Corporation’s independent registered public accounting firm for the 2020 fiscal year. Stockholders representing 191,302,625 shares, or 91.41% of the Corporation’s common stock as of the February 24, 2020 record date, voted personally or by proxy. Final voting results are as follows.

Election of Directors
All 13 nominees for director named in the proxy statement for the 2020 Annual Meeting were elected by the votes set forth in the table below.

Nominee	For	Against	Abstentions	Broker Non-Votes
Linda Walker Bynoe	161,959,284	17,331,131	516,008	11,496,202
Susan Crown	174,713,410	4,867,103	225,910	11,496,202
Dean M. Harrison	179,182,737	367,084	256,602	11,496,202
Jay L. Henderson	169,709,272	9,841,716	255,435	11,496,202
Marcy S. Klevorn	179,248,266	338,593	219,564	11,496,202
Siddharth N. (Bobby) Mehta	173,613,876	5,669,384	523,163	11,496,202
Michael G. O’Grady	172,905,476	6,616,800	284,147	11,496,202
Jose Luis Prado	178,535,382	1,019,167	251,874	11,496,202
Thomas E. Richards	179,144,842	404,826	256,755	11,496,202
Martin P. Slark	174,282,440	5,265,892	258,091	11,496,202
David H. B. Smith, Jr.	178,517,376	1,045,465	243,582	11,496,202
Donald Thompson	179,160,926	383,313	262,184	11,496,202
Charles A. Tribbett III	173,186,939	6,354,430	265,054	11,496,202

Approval of 2019 Named Executive Officer Compensation
The 2019 named executive officer compensation was approved, on an advisory basis, by the votes set forth in the table below.

For	Against	Abstentions	Broker Non-Votes
174,285,555	5,097,262	423,606	11,496,202
Ratification of Appointment of KPMG LLP
The appointment of KPMG LLP as the Corporation’s independent registered public accounting firm for the 2020 fiscal year was ratified by the votes set forth in the table below.

For	Against	Abstentions	Broker Non-Votes
183,773,337	7,419,152	110,136	—

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHERN TRUST CORPORATION
(Registrant)

Dated:	April 24, 2020	By:	/s/ Susan C. Levy
Susan C. Levy
Executive Vice President, General Counsel and Corporate Secretary